================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1998

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                      1-8597                   94-2657368
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600

              (Registrant's telephone number, including area code)

================================================================================

ITEM 5.        OTHER EVENTS.

On September 25, 1998, The Cooper Companies, Inc. (the "Company") amended its stockholders' rights plan.

The First Amendment to Rights Agreement between the Company and American Stock Transfer & Trust Company as Rights Agent is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.          Description
-------        -----------
99.1           First Amendment to Rights Agreement dated September 25, 1998

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE COOPER COMPANIES, INC.

                                             By   /s/ Stephen C. Whiteford
                                               -----------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  September 28, 1998

                       FIRST AMENDMENT TO RIGHTS AGREEMENT

               FIRST AMENDMENT, dated as of September 25, 1998 ("First Amendment"), to Rights Agreement dated as of October 29, 1997 (the "Rights Agreement"), between The Cooper Companies, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company (the "Rights Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

               WHEREAS, the Company and the Rights Agent previously entered into the Rights Agreement; and

               WHEREAS, pursuant to Section 26 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend any provision of the Rights Agreement in accordance with the terms of such Section 26.

               NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements set forth in this Amendment, the parties hereby amend the Rights Agreement as follows:

               1. Section 1.7 of the Rights Agreement is hereby deleted in its entirety.

               2. The second sentence of Section 1.12 of the Rights Agreement is hereby amended to (a) add the words "prior to the time that any Person has become an Acquiring Person and" after the word "determines," and before the word "after" and (b) delete the words "; provided, however, that there must be Continuing Directors then in office and any such determination shall require the concurrence of a majority of such Continuing Directors".

               3. Section 3.1 of the Rights Agreement is hereby amended to delete the words "or as permitted by Section 23.1" at the end of the third sentence thereof.

               4. The first sentence of Section 11.1.2 is hereby amended to delete the words "; PROVIDED, FURTHER, that nothing contained in this Section
11.1.2 shall limit or otherwise diminish the power of the Board of Directors to postpone the Distribution Date pursuant to Section 3.1 or 23.1 or to extend the period during which the Rights may be redeemed pursuant to Section 23.1".

               5. The last sentence of Section 11.4.1 of the Rights Agreement, the penultimate sentence of Section 11.4.2 of the Rights Agreement and the last sentence of Section 14.1 of the Rights Agreement are hereby amended, in each case, by deleting the words ", by a majority of the Continuing Directors then in office, or if there are no Continuing Directors".

               6. The second sentence of Section 22 of the Rights Agreement is hereby amended to read in its entirety as follows:

        "In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Shares so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; PROVIDED, HOWEVER, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof."

               7. Section 23.1 of the Rights Agreement is hereby amended and restated in its entirety as follows:

               "23.1 Right to Redeem. The Board of Directors of the Company may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"), and the Company may, at its option, pay the Redemption Price in Common Shares (based on the "current per share market price," determined pursuant to Section 11.4, of the Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board of Directors. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish."

               8. Section 26 of the Rights Agreement is hereby amended by (a) deleting clause (ii) of the second sentence thereof in its entirety, renumbering clause (iii) of the second sentence to (ii), adding the word "or" immediately prior to the new clause (ii) and deleting the words "or the Redemption Date" and substituting therefor the words "pursuant to the second sentence of Section 3.1" in the second proviso and (b) deleting the last sentence thereof.

               9. Section 30 of the Rights Agreement is hereby amended and restated in its entirety as follows:

               "Section 30. Determination and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and
        (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or amend this Agreement).

        All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights."

               10. The fourth paragraph of Exhibit B to the Rights Plan ("Form of Right Certificate) is hereby amended and restated in its entirety as follows:

               "Subject to the provisions of the Agreement, the Board of Directors may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $.01 per Right or (ii) exchange Common Shares for the Rights evidenced by this Certificate, in whole or in part."

               11. The tenth paragraph of Exhibit C to the Rights Plan (SUMMARY OF RIGHTS TO PURCHASE PREFERRED SHARES), is hereby amended to (a) delete the words "close on business on the tenth business day following the first date of public announcement that a Person has become an Acquiring Person" and replace them with the words "time that an Acquiring Person has become such" and (b) delete the second and third sentences in their entirety.

               12. This First Amendment shall be effective as of the date hereof and, except as expressly set forth herein, the Rights Agreement shall remain in full force and effect and be otherwise unaffected hereby.

               13 This First Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all such counterparts shall together constitute one and the same document.

               IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first written above.

                                         THE COOPER COMPANIES, INC.

                                         By: //Carol R. Kaufman
                                            --------------------------
                                         Name:  Carol R. Kaufman
                                         Title: Vice President of Legal Affairs

                                         AMERICAN STOCK TRANSFER AND
                                         TRUST COMPANY

                                         By: //Herbert J. Lemmer
                                            --------------------------
                                         Name:  Herbert J. Lemmer
                                         Title: Vice President